SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as
                  permitted by Rule 14a-6(e)2)
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                  14(a)-12


                            The Millbrook Press Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


         (4) Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                            THE MILLBROOK PRESS INC.
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 10, 1997
                                 --------------

To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of THE MILLBROOK PRESS INC., a Delaware corporation (the "Company"), will be held at The Harmonie Club, 4 East 60th Street, New York, New York 10022, on December 10, 1997, at 10:00 A.M., Local Time, for the following purposes:

                  1. To elect six (6) members of the Board of Directors to serve
         until  the  next  annual  meeting  of  stockholders   and  until  their
         successors have been duly elected and qualified;

                  2. To amend the Company's 1994 Stock Option Plan (the "Plan") to approve an increase in the number of authorized shares reserved for issuance pursuant to the Plan from 475,000 shares to 675,000 shares, respectively, and to provide that no recipient of options may be granted options in excess of 35% of the maximum number of shares authorized to be issued under the Plan;

                  3. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending July 31, 1998; and

                  4. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on November 6, 1997 as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                        By Order of the Board of Directors



                                        SATISH DUA,
                                        SECRETARY

Dated: November 7, 1997


         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            THE MILLBROOK PRESS INC.
                             2 OLD NEW MILFORD ROAD
                          BROOKFIELD, CONNECTICUT 06804
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 10, 1997
                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of Directors of THE MILLBROOK PRESS INC., a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at the 1997 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at The Harmonie Club, 4 East 60th Street, New York, New York 10022, on December 10, 1997, at 10:00 A.M., Local Time, or at any adjournment thereof.

         The principal executive offices of the Company are located at 2 Old New Milford Road, Brookfield, Connecticut 06804. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is November 7, 1997.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on November 6, 1997, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 3,455,000 outstanding shares of the Company's common stock, $.01 par value (the "Common Stock"). Each of such shares is entitled to one vote. There was no other class of voting securities of the Company outstanding on that date. All shares of Common Stock have equal voting rights. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

         Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) for the election as Directors of the persons who have been nominated by the Board of Directors, (ii) to amend the Company's 1994 Stock Option Plan (the "Plan") to provide for an increase in the number of shares of Common Stock reserved for issuance pursuant to the Plan from 475,000 shares to 675,000 shares, and to provide that no recipient of options may be granted options in excess of 35% of the maximum number of shares authorized to be issued under the Plan, (iii) for the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending July 31, 1998 and (iv) for any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy which is presented to the Meeting, or if the stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Broker non-votes will have no effect on the election of directors. Abstentions may be specified on all proposals (except the election of directors) and will be counted as present for purposes of the item on which the abstention is noted. Since the amendment to the Plan requires the approval of a majority of the outstanding shares present in person or by proxy and entitled to vote, abstentions will have the effect of a negative vote. Broker non-votes will have no effect on this proposal.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                               SECURITY OWNERSHIP

         The following table sets forth information concerning ownership of the Company's Common Stock, as of the Record Date, by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, each director, each executive officer, and nominee for election as a director and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address for directors, executive offices and 5% stockholders is 2 Old New Milford Road, Brookfield, Connecticut 06804.



           Name and Address                     Shares              Percentage
         Of Beneficial Owner              Beneficially Owned       of Class(1)
------------------------------------    ----------------------    --------------
Barry Fingerhut                           1,510,748(2)(22)           40.8%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Irwin Lieber                              1,510,748(3)(22)           40.8%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Barry Rubenstein                          1,510,748(4)(22)           40.8%
68 Wheatley Road
Brookville, NY 11545

Harvey Sandler                            1,096,261(5)(22)           30.6%
767 Fifth Avenue, 45th Floor
New York, NY 10153

John Kornreich                            1,085,917(6)(22)           30.3%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Barry Lewis                               1,085,917(7)(22)           30.3%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Michael J. Marocco                        1,085,917(8)(22)           30.3%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Andrew Sandler                            1,072,988(9)(22)           30.0%
767 Fifth Avenue, 45th Floor
New York, NY 10153


21st Century Communications               1,068,678(10)(22)          30.0%
 Foreign Partners, L.P.
c/o Fiduciary Trust (Cayman)
Limited
P.O. Box 1062
Grand Cayman, B.W.I.

21st Century Communications               1,068,678(11)(22)          30.0%
 Partners, L.P.
767 Fifth Avenue, 45th Floor
New York, NY 10153

21st Century Communications               1,068,678(12)(22)          30.0%
 T-E Partners, L.P.
767 Fifth Avenue, 45th Floor
New York, NY 10153

Applewood Capital Corp.                     396,213(13)(22)          11.1%
c/o Barry Rubenstein
68 Wheatley Road
Brookville, NY  11545

Jonathan Lieber                             400,523(14)(22)          11.2%
767 Fifth Avenue, 45th Floor
New York, NY 10153


           Name and Address                     Shares              Percentage
         Of Beneficial Owner              Beneficially Owned       of Class(1)
------------------------------------    ----------------------    --------------

Seth Lieber                                 400,523(15)(22)          11.2%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Applewood Associates, L.P.                  396,213(16)(22)          11.1%
c/o Barry Rubenstein
68 Wheatley Road
Brookville, NY 11545

Frank J. Farrell                            126,403(17)               3.6%

Howard Graham                               126,403(18)               3.6%

Jean E. Reynolds                             52,589(19)               1.5%

Jeffrey Conrad                               40,000(20)               1.1%

Hannah Stone                                   2,586                     *

All directors and executive               1,924,586(21)              49.3%
officers as a group (8
persons)

--------------------

*Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("Commission") and generally includes voting or investment power with respect to securities. shares of common stock upon the exercise of options, warrants currently exercisable, or exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

(2)     Represents  (i) 45,857  shares of Common  Stock owned by Mr.  Fingerhut,
        (ii) an aggregate of 943,678 shares of Common Stock owned by 21st Century Communications Partners, L.P. ("21st Partners"), 21st Century Communications T-E Partners, L.P. ("21st T-E") and 21st Century
        Communications Foreign Partners, L.P. ("21st Foreign"), (iii) 271,213 shares of common stock owned by Applewood Associates, L.P.
        ("Applewood"), (iv) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable warrants ("Bridge Warrants") held by Applewood issued in an August 1996 Bridge Financing ("Bridge Financing") and (v) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E, and 21st Foreign. By virtue of being a shareholder, officer and director of Infomedia Associates, L.P. ("Infomedia") which is a general partner of 21st Partners, 21st T-E and 21st Foreign, and a general partner of Applewood, Mr. Fingerhut may be deemed to have shared power to vote and to dispose of 1,464,891 shares of Common Stock owned by such recordholders, of which Mr. Fingerhut disclaims beneficial ownership, except to the extent of his equity interest in such recordholders.

(3) Represents (i) 45,857 shares owned by Mr. Lieber, (ii) 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st

        Foreign, (iii) 271,213 shares of Common Stock owned by Applewood, (iv) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by Applewood, and (v) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign. By virtue of being a shareholder, officer and director of Infomedia which is a general partner of 21st Partners, 21st T-E and 21st Foreign, and a general partner of Applewood, Mr. Lieber may be deemed to have shared power to vote and dispose of the shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and Applewood. Mr. Lieber disclaims beneficial ownership of the securities owned by 21st Partners, 21st T-E and 21st Foreign and Applewood, except to the extent of his equity interest in such recordholders.

(4) Represents (i) an aggregate of 943,678 shares of common stock owned by 21st Partners, 21st T-E and 21st Foreign, (ii) an aggregate of 317,070 shares of Common Stock owned by Applewood and Woodland Partners ("Woodland"), (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by Applewood and
        (iv) 125,000 shares of Common Stock issuable upon presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign. By virtue of being a shareholder, officer and director of Infomedia which is a general partner of 21st Partners, 21st T-E and 21st Foreign and a general partner of Applewood and Woodland, Mr. Rubenstein may be deemed to have shared power to vote and dispose of the securities owned by 21st Partners, 21st T-E and 21st Foreign, Applewood and Woodland. Mr. Rubenstein disclaims beneficial ownership of all of the above securities except to the extent of his equity interest in such recordholders.

(5) Represents (i) 27,583 shares of Common Stock owned by Mr. Sandler, (ii) 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign. By virtue of being the majority shareholder and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st partners, 21st T-E and 21st Foreign, Mr. Sandler may be deemed to have shared power to vote and to dispose of the securities owned by 21st Partners, 21st T-E and 21st Foreign, of which Mr. Sandler disclaims beneficial ownership.

(6)     Represents  (i) 17,239  shares of Common  Stock owned by Mr.  Kornreich,
        (ii) 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign. By virtue of being the majority shareholder and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st Partners, 21st T-E and 21st Foreign, Mr. Kornreich may be deemed to have shared power to vote and to dispose of the securities owned by 21st Partners, 21st T-E and 21st Foreign, of which Mr. Kornreich disclaims beneficial ownership.

(7) Represents (i) 17,239 shares of common stock owned by Mr. Lewis, (ii) 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign. by virtue of being the majority shareholder and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st Partners, 21st T-E and 21st Foreign, Mr. Lewis may be deemed to have shared power to vote and to dispose of the securities owned by 21st Partners, 21st T-E and 21st Foreign, of which Mr. Lewis disclaims beneficial ownership.

(8) Represents (i) 17,239 shares of common stock owned by Mr. Marocco, (ii) an aggregate of 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign. By virtue of being the sole shareholder, officer and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st Partners, 21st T-E and 21st Foreign, Mr. Marocco may be deemed to have shared power to vote and to dispose of the securities owned by 21st Partners, 21st T-E and 21st Foreign, of which Mr. Marocco disclaims beneficial ownership.

(9) Represents (i) 4,310 shares of Common Stock owned by Mr. Sandler, (ii) an aggregate of 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign. By virtue of being the majority shareholder and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st Partners, 21st T-E and 21st Foreign, Mr. Sandler may be deemed to have shared power to vote and to dispose of the securities owned by 21st Partners, 21st T-E and 21st Foreign, of which Mr. Sandler disclaims beneficial ownership.

(10) Represents (i) 86,142 shares of common stock owned by 21st Foreign, (ii) 639,840 shares of Common Stock and 217,696 shares of Common Stock owned by 21st Partners and 21st T-E, respectively, of which 21st Foreign disclaims beneficial ownership, (iii) 11,500 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Foreign and (iv) 28,500 and 85,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st T-E and 21st Partners, respectively. the general partners of 21st Foreign are Sandler Investment Partners, L.P., a New York limited partnership ("Sandler General Partner") and Infomedia. The general partner of the Sandler General Partner is Sandler Capital Management, a New York general partnership ("SCM"). The general partners of SCM are corporations that are affiliates of Harvey Sandler, Barry Lewis, John Kornreich, Michael Marocco and Andrew Sandler. Infomedia's shareholders are Irwin Lieber, Barry Fingerhut and Barry Rubenstein.

(11)    Represents  (i) 639,840  shares of Common Stock owned by 21st  Partners,
        (ii) 217,696 shares of Common Stock and 86,142 shares of Common Stock owned by 21st T-E and 21st Foreign, respectively, of which 21st Partners disclaims beneficial ownership (iii) 85,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners and (iv) 11,500 and 28,500 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Foreign and 21st T-E, respectively, of which 21st Partners disclaims beneficial ownership. The general partners of 21st Partners are the Sandler General Partner and Infomedia. The general partner of the Sandler General Partner is SCM. The general partners of SCM are corporations that are affiliates of one or more of Harvey Sandler, Barry Lewis, John Kornreich, Michael Marocco and Andrew Sandler. Infomedia's shareholders are Irwin Lieber, Barry Fingerhut and Barry Rubenstein.

(12) Represents (i) 217,696 shares of Common Stock owned by 21st T-E, (ii) 639,840 shares of Common Stock and 86,142 shares of Common Stock owned by 21st Partners and 21st Foreign, respectively, of which 21st T-E disclaims beneficial ownership, (iii) 28,500 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st T-E and (iv) 11,500 and 85,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Foreign and 21st Partners, respectively, of which 21st T-E disclaims beneficial ownership. The general partners of 21st Partners are the Sandler General Partner and InfoMedia. The general partner of the Sandler General Partner is SCM. The general partners of SCM are corporations that are affiliates of one or more of Harvey Sandler, Barry Lewis, John Kornreich, Michael Marocco and Andrew Sandler. Infomedia's shareholders are Irwin Lieber, Barry Fingerhut and Barry Rubenstein.

(13) By virtue of being a general partner of Applewood, Applewood Capital Corp. ("Applewood Capital") has shared dispositive and voting power with respect to the 271,213 shares of Common Stock and 125,000 shares of Common Stock issuable upon exercise of presently exercisable Bridge Warrants held by Applewood.

(14) Represents (i) 4,310 shares of Common Stock owned by Mr. Lieber, (ii) 271,213 shares of Common Stock owned by Applewood, and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by Applewood. By virtue of being an affiliate of an entity which is a general partner of Applewood, Mr. Lieber may be deemed to have shared power to vote and dispose of the shares of Common Stock owned by Applewood. Mr. Lieber disclaims beneficial ownership with respect to the securities owned by Applewood, except to the extent of his equity interest in such recordholder. Jonathan Lieber is the son of Irwin Lieber.

(15) Represents (i) 4,310 shares of Common Stock owned by Mr. Lieber, (ii) 271,213 shares of Common Stock owned by Applewood, and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by Applewood. By virtue of being an affiliate of an entity which is a general partner of Applewood, Mr. Lieber may be deemed to have shared power to vote and dispose of the shares of Common Stock owned by Applewood. Mr. Lieber disclaims beneficial ownership with respect to the securities owned by Applewood, except to the extent of his equity interest in such recordholder. Seth Lieber is the son of Irwin Lieber.

(16) Represents 271,213 shares of Common Stock and 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants. The general partners of Applewood are Irwin Lieber, Barry Rubenstein, Barry Fingerhut and Applewood Capital.

(17)    Includes   56,624  shares  of  Common  Stock   issuable  upon  presently
        exercisable options.

(18) Represents 56,624 shares of Common Stock issuable upon presently exercisable options and 69,779 shares of Common Stock which are owned by Mr. Graham and his wife as joint tenants.

(19)    Includes   37,083  shares  of  Common  Stock   issuable  upon  presently
        exercisable options.

(20) Consists of 40,000 shares of Common Stock issuable upon presently exercisable options.

(21) Includes 153,248 shares of Common Stock issuable upon presently exercisable options, 1,300,748 shares owned by 21st Foreign, 21st Partners, 21st T-E, Applewood and Woodland, 125,000 shares of Common Stock issuable upon presently exercisable Bridge Warrants held by Applewood and 125,000 shares of Common Stock issuable upon presently exercisable Bridge Warrants held by 21st Foreign, 21st Partners and 21st T-E.

(22) With respect to Applewood, Barry Rubenstein, Irwin Lieber, Barry Fingerhut, Applewood Capital, Seth Leiber and Jonathan Lieber the foregoing information is derived from a Schedule 13D filed with the Commission by such individuals or entities on June 29, 1997. With respect to 21st Partners, 21st T-E, 21st Foreign, Harvey Sandler, Barry Lewis, Michael J. Marocco, John Kornreich and Andrew Sandler, the foregoing information is derived from a Schedule 13D filed with the Commission by such individuals or entities on June 29, 1997.

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

        Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next Annual Meeting of Stockholders of the Company and until their successors shall be duly elected and qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Abstentions from voting and broker nonvotes on the election of directors will have no effect since they will not represent votes cast at the Meeting for the purpose of electing directors. All nominees are currently directors of the Company. The terms of the current directors expire at the Meeting and when their successors are duly elected and qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. The names of the nominees and certain information concerning them are set forth below:


                                                               FIRST
                                                               YEAR
                                                              BECAME
            NAME                           AGE               DIRECTOR
------------------------------           -------          --------------

Howard Graham                               67                 1989

Jeffrey Conrad                              54                 1997

Frank J. Farrell                            61                 1989

Barry Fingerhut                             52                 1994

Barry Rubenstein                            53                 1994

Hannah Stone                                32                 1997


        HOWARD GRAHAM, one of the Company's founders, has been a director of the Company since its inception in 1989, served as a Vice-President since the Company's inception in 1989 until December 1997 and has been Chairman of the Board of the Company since October 1997. From 1970 to 1988, Mr. Graham served in various senior management positions at Grolier, Inc. ("Grolier") and its subsidiaries, including President of Grolier International and executive Vice President of Grolier. He also served on Grolier's board of directors from 1983 to 1988. Mr Graham currently serves as a director of the Save the Children Fund, a nonprofit corporation.

        JEFFREY CONRAD served as President and Chief Executive Officer of the Company since October 1996. From March 1992 to October 1996, Mr. Conrad served in various capacities at Larousse Kingfisher Chambers Inc., a subsidiary of the British publishing company Larousse PLC, most recently as President and Chief Executive Officer from January 1993 to October 1996. Prior thereto, Mr. Conrad was the Executive Vice President of Garland Press, an academic and reference publisher from 1981 to March 1992.

        FRANK J. FARRELL, one of the Company's founders, has been a director of the Company since its inception and served as a Vice President and Secretary since its inception until December 1996. Currently, Mr. Farrell provides consulting services to the Company. From 1978 to 1989, Mr. Farrell served in various senior management positions with Grolier and its subsidiaries, including President of Grolier Educational Corporation and President of Grolier Electronic Publishing, Inc. and Group Vice President of Grolier's domestic reference materials operations. He also served on Grolier's board of directors from 1988 to 1989.

        BARRY FINGERHUT served as the Chairman of the Board of the Company from February 1994 to October 1997 and has served as a Director of the Company since February 1994. Mr. Fingerhut has served as President since 1994, Senior Vice President from 1981 to 1994 and a director since 1981 of GeoCapital Corporation, a registered investment advisory firm. Since February 1995, Mr. Fingerhut has served as a director and officer of InfoMedia, a New York corporation, which is a general partner of the 21st Century Funds. In addition, since 1992, he has served as a general partner of Applewood, an investment partnership. Mr. Fingerhut also serves as a director of Glasser Legal Works, Inc., a niche publisher of legal texts, journals and seminars and Carriage Funeral Services Inc., an operator of funeral homes.

        BARRY RUBENSTEIN has served as a director of the Company since February 1994. Since February 1995, Mr. Rubenstein has served as a director and officer of InfoMedia. In addition, since 1992, 1979 and 1976, respectively, Mr. Rubenstein has served as a general partner of Applewood, Seneca Ventures and Woodland Venture Fund, each of which is an investment partnership. Mr. Rubenstein also serves as a director of Infonautics, Inc., a provider of on-line and internet information and Source Media, Inc.

        HANNAH STONE has served as a director of the Company since June 1997. Ms. Stone is a Vice President of Sandler Capital Management which she joined in 1993. Sandler Capital Management, through affiliates, is involved in the management of 21st Partners, 21st T-E and 21st Foreign. Ms. Stone also serves as a director of several private companies.

        The Board of Directors has a Stock Option and Compensation Committee which administers the Stock Option Plan (the "Plan") and makes recommendations concerning salaries, incentive compensation for employees of and consultants to the Company, and an Audit Committee which reviews the results and scope of the audit and other services provided by the Company's independent accountants. The Stock Option and Compensation Committee is composed of Messrs. Fingerhut, Rubenstein and Graham and the Audit Committee is composed of Messrs. Fingerhut and Farrell.

DIRECTOR COMPENSATION

        The Company's directors are not compensated for attendance at meetings. The Company currently does not plan to compensate its outside directors for services rendered in their capacity as directors.

MEETINGS

        The Board of Directors held two (2) meetings, during the year ended July 31, 1997. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware.

OTHER EXECUTIVE OFFICERS

        JEAN E. REYNOLDS, 55, one of the Company's founders, has served as Senior Vice President-Publisher since October 1996 and as President of the Company from its inception in 1989 to October 1996. From 1970 to 1981, Ms. Reynolds served in various management positions at Grolier, including the editor-in-chief of Young People's Publications and of The New Book of Knowledge. Ms. Reynolds is a director of the Book Industry Study Group and chairs its Juvenile Interest Group, which monitors industry statistics. She is a director of the industry trade organization, The Children's Book Council. She also serves as a director of Kiper Enterprises, Inc., a private company specializing in first aid materials and Wellington Leisure Products, Inc., a private company specializing in the manufacturing of rope, craft and watersports material.

        SATISH DUA, 59, has been Vice President, Chief Financial Officer of the Company since January 1997. Prior thereto, Mr. Dua was (i) an independent consultant between August 1996 and January 1997, (ii) Vice President, Secretary and Chief Financial Officer of VCH Publishers Inc. from March 1995 until August 1996, (iii) President and Chief Executive Officer of Classique Fashion, Inc., a fashion importer, from March 1993 until March 1995 and (iv) controller of Avon Books from 1981 until February 1993.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
NOMINEES.

EXECUTIVE COMPENSATION

        The following table sets forth, for the Company's 1997 fiscal year, all compensation awarded to, earned by or paid to the President and Chief Executive Officer ("CEO") and the most highly compensated executive officer of the Company other than the CEO who was an executive officer of the Company during the fiscal year ended July 31, 1997 and whose salary and bonus exceeded $100,000 (one individual) with respect to the fiscal year ended July 31, 1997.

                           SUMMARY COMPENSATION TABLE


                                                           ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                                            ---------------------------------------------       ------------------------------


                                                                                OTHER ANNUAL                         ALL OTHER
       NAME AND PRINCIPAL                                                       COMPENSATION       NUMBER OF       COMPENSATION
            POSITION                 YEAR        SALARY($)         BONUS($)        ($)(1)           OPTIONS             ($)
-------------------------------    -------  -------------------   ----------   --------------   ---------------   -------------

Jeffrey Conrad (2),                  1997       $161,539              $  0            0                80,000          ----
   President and Chief               1996          __                   __          ----               ----            ----
   Executive Officer

Jean E. Reynolds,                    1997       $127,916              $  0            0                 __             ----
   Senior Vice                       1996        125,000                __          ----               ----            ----
   President
   Publishing


(1) Perquisites and other personal benefits, securities or property to each executive officer did not exceed the lesser of $50,000 or 10% of such executive officer's salary and bonus.

(2) As of October 1996, Mr. Conrad became Chief Executive Officer and President of the Company. Mr. Conrad has a base salary of $200,000 per annum.

OPTION GRANTS DURING 1997 FISCAL YEAR

        The following table provides information related to options to purchase Common Stock granted to the named executive officers during 1997. The Company currently does not have any plans providing for the grant of stock appreciation rights.


                                INDIVIDUAL GRANTS
--------------------------------------------------------------------------------

                                 % OF TOTAL
                    NUMBER OF       OPTIONS     EXERCISE
                   SECURITIES     GRANTED TO     OR BASE
                   UNDERLYING    EMPLOYEES IN     PRICE
     NAME         OPTION(#)(1)    FISCAL YEAR   ($/SH)(2)    EXPIRATION DATE
---------------  -------------  -------------  ---------   -----------------

Jeffrey Conrad      80,000           18%          4.50      October 1, 2006


-----------
(1) The option exercise price may be paid in shares of Common Stock owned by the executive, in cash, or a combination of any of the foregoing, as determined by the Stock Option Committee administering the Company's stock option plans. The exercise price is equal to the fair market value of the Common Stock on the date of grant.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
OPTION VALUES

        No options were exercised by the named executive officers during the fiscal year ended July 31, 1997. The following table provides information related to options exercised by the named executive officers during 1997 and the number and value of options held by the named executive officers at fiscal year end.


                                  NUMBER OF SECURITIES UNDERLYING
                                   UNEXERCISED OPTIONS AT FY-END                    VALUE OF UNEXERCISED IN-THE-
                                                (#)                                MONEY OPTIONS AT FY-END ($)(1)
                           -----------------------------------------        --------------------------------------

          NAME                  EXERCISABLE            UNEXERCISABLE            EXERCISABLE            UNEXERCISABLE
---------------------      ------------------     --------------------      ------------------     ------------------
Jeffrey Conrad..........             0                    80,000                     0                  $50,000.00
Jean E. Reynolds  ......          21,666                  30,834                 $13,541.25             $19,271.25


---------------
(1) Based on the closing price of a share of Common Stock on July 31, 1997 of $5.125, as reported on the NASDAQ SmallCap Market.



EMPLOYMENT CONTRACTS WITH NAMED OFFICERS

        The Company has entered into an employment agreement with Jeffrey Conrad pursuant to which he is employed on a full-time basis as the Company's Chief Executive Officer and President. The term of the employment agreement expires in October 1998, and is automatically renewable for a one-year term unless either party terminates the employment agreement at least thirty (30) days prior to the expiration of the initial term or any subsequent term. Mr. Conrad's annual base cash compensation under the employment agreement is $200,000. For the fiscal year ended July 31, 1997, Mr. Conrad received no bonus. For the fiscal years ended July 31, 1998 and July 31, 1999, Mr. Conrad can receive a bonus equal to 15% of his salary, if the Company meets the objectives agreed upon each fiscal year in advance by the Board of Directors. In addition, Mr. Conrad received options to purchase 80,000 shares of Common Stock at an exercise price of $4.50 per share. Mr. Conrad has agreed not to compete with the Company during the term of his employment agreement and for a period of two years thereafter.


        The Company has entered into an employment agreement with Jean E. Reynolds pursuant to which she is employed on a full-time basis as the

Company's Senior Vice President - Publisher. The term of the employment agreement expires in September 1999. Ms. Reynolds annual base cash compensation under the employment agreement is $130,000. Ms. Reynolds' base salary will be reviewed annually by the Board of Directors. Ms. Reynolds has agreed not to compete with the Company during the term of her employment agreement and for a period of two years thereafter.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


        The following sets forth the transactions involving the Company and its subsidiaries and its executive officers and/or Directors from August 1, 1996. Specific descriptions of these transactions are provided below.

        In August 1996, the Company consummated the Bridge Financing. As part of such Bridge Financing, Applewood, 21st T-E, 21st Foreign and 21st Partners converted $250,000, $57,000, $23,000 and $170,000 principal amounts of notes into bridge units and accordingly received $250,000 principal amount of notes ("Bridge Notes") issued in the Bridge Financing and 125,000 Bridge Warrants, $57,000 principal amount of Bridge Notes and 28,500 Bridge Warrants, $23,000 principal amount of Bridge Notes and 11,500 Bridge Warrants and $170,000
principal amount of Bridge Notes and 85,000 Bridge Warrants, respectively. Messrs. Rubenstein and Fingerhut, directors of the Company, are general partners of Applewood and are directors and officers of InfoMedia, which is a general partner of 21st Foreign, 21st T-E and 21st Partners. Ms. Stone, a director of the Company, is an officer of an entity which is involved in the management of 21st Foreign, 21st T- E and 21 Partners.

         PROPOSAL II - APPROVAL OF AMENDMENTS TO 1994 STOCK OPTION PLAN

        The Board of Directors of the Company has unanimously approved for submission to a vote of the stockholders a proposal to amend the Plan to increase the number of shares reserved for issuance pursuant to the exercise of options granted under such plans from 475,000 shares of Common Stock to 675,000 shares of Common Stock and to provide that no recipient of options may be granted options in excess of 35% of the maximum number of shares to be issued under the Plan (the "Amendments"). The purpose of the Plan is to attract and retain the best available employee talent and encourage the highest levels of employee performance in order to continue to serve the best interests of the Company and its stockholders. The granting of options serves as partial consideration for and gives employees an additional inducement to remain in the service of the Company and provides them with an increased incentive to work towards the Company's success. Each option granted pursuant to the Plan shall be designated at the time of grant as either an "incentive stock option" or as a "non-qualified stock option."

        The Board of Directors believes it is in the Company's and its stockholders' best interests to approve the Amendments because they should (i) allow the Company to continue to grant options under the Plan which facilitates the benefits of the additional incentive inherent in the ownership of Common Stock by key employees of the Company and its subsidiaries and helps the Company retain the services of key employees and (ii) enable compensation received under the Plan to qualify as "performance-based" for purposes of Section 162(m).

        The  proposed  Amendments  are  attached  as  Exhibit  A to  this  Proxy
Statement.

        The Plan as proposed to be amended, would authorize the issuance of 675,000 shares of Common Stock pursuant to the exercise of options granted thereunder. As of the date hereof, stock options to purchase 438,500 shares of Common Stock, at exercise prices ranging from $4.51 to $5.63 per share have been granted under the Plan. During the last completed fiscal year, options to purchase 80,000 shares of Common Stock were granted to Jeffrey Conrad pursuant to the Plan.

ADMINISTRATION OF THE PLAN

        The Plan is administered by the Stock Option Committee, which determines to whom among those eligible, and the time or times at which options will be granted, the number of shares to be subject to options, the duration of options, any conditions to the exercise of options, and the manner in and price at which options may be exercised. In making such determinations, the Stock Option Committee may take into account the nature and period of service of eligible employees, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Stock Option Committee in its discretion deems relevant.

        The Stock Option Committee is authorized to amend, suspend or terminate the Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) increase the maximum number of shares that may be issued pursuant to the exercise of options granted under the Plan; (ii) materially increase the benefits accruing to participants; or (iii) materially change the eligibility requirements for participation.

OPTION PRICE

        The exercise price of each option is determined by the Stock Option Committee, but may not be less than 85% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted (or 100% of such market price with respect to incentive stock options). If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option on the date the option is granted.

TERMS OF OPTIONS

        The Stock Option Committee shall, in its discretion, fix the term of each option, provided that the maximum term of each option shall be 10 years. Incentive stock options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company shall expire not more than five years after the date of grant. The Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment.

REGISTRATION OF SHARES

        The Company intends to file a registration statement under the Securities Act of 1933, as amended, with respect to the Common Stock issuable pursuant to the Plan subsequent to the Amendments' approval by the Company's stockholders.

REQUIRED VOTE

        The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present, in person or by proxy and entitled to vote, is required for approval of the Amendments to the Plan.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE AMENDMENTS TO THE PLAN. BROKER NON-VOTES AND PROXIES MARKED "ABSTAIN" WITH RESPECT TO THIS PROPOSAL WILL BE COUNTED TOWARDS A QUORUM. ABSTENTIONS WILL BE COUNTED AS A VOTE AGAINST THIS PROPOSAL AND BROKER NON-VOTES WILL NOT BE COUNTED FOR PURPOSES OF DETERMINING WHETHER THIS PROPOSAL HAS BEEN APPROVED.


                  PROPOSAL III--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

        The Board of Directors appointed KPMG Peat Marwick LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending July 31, 1998. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of KPMG Peat Marwick LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company. If stockholders do not ratify the appointment of KPMG Peat Marwick LLP, the Board of Directors will consider the appointment of other certified public accountants. The approval of the proposal to ratify the appointment of KPMG Peat Marwick LLP requires the affirmative vote of a majority of the votes cast by all shareholders represented and entitled to vote thereon. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

        The Company's auditors for the fiscal year ended July 31, 1997 were KPMG Peat Marwick LLP.

RECOMMENDATION

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING JULY 31, 1998.

                                  ANNUAL REPORT

        All stockholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 1997 Annual Report for the year ended July 31, 1997, which contains certified financial statements of the Company for the year ended July 31, 1997.

        ANY STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JULY 31, 1997 (WITHOUT EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO SATISH DUA, CHIEF FINANCIAL OFFICER AND SECRETARY AT THE MILLBROOK PRESS INC., 2 OLD NEW MILFORD ROAD, BROOKFIELD, CONNECTICUT 06804.

                              STOCKHOLDER PROPOSALS

        In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than July 7, 1998.

                                  OTHER MATTERS

        As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.




Satish Dua
SECRETARY

November 7, 1997

                                                                       EXHIBIT A


                             PROPOSED AMENDMENTS TO

                             1994 STOCK OPTION PLAN

                                       OF

                            THE MILLBROOK PRESS INC.


STOCK RESERVED FOR THE PLAN.

        Subject to adjustment as provided in Section 6 hereof, a total of seven hundred and fifty thousand (750,000) shares of common stock, $.01 par value ("Stock"), of the Company shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company or any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be cancelled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may again be subject to an Option under the Plan. Notwithstanding anything contained in the Plan to the contrary, no recipient of Options may be granted Options to purchase in excess of thirty-five percent of the maximum number of shares of Stock authorized to be issued under the Plan.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            THE MILLBROOK PRESS INC.

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 10, 1997

        The undersigned, a stockholder of The Millbrook Press Inc., a Delaware corporation (the "Company"), does hereby appoint Jeffrey Conrad and Satish Dua, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 1997 Annual Meeting of Stockholders of the Company to be held at The Harmonie Club, 4 East 60th Street, New York, New York 10022, on December 10, 1997, at 10:00 A.M., Local Time, or at any adjournment or adjournments thereof.

        The undersigned hereby instructs said proxies or their substitutes:

        1. ELECTION OF DIRECTORS:


        The election of the following directors: Howard Graham, Jeffrey Conrad, Frank J. Farrell, Barry Fingerhut, Barry Rubenstein and Hannah Stone to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

        TO WITHHOLD AUTHORITY
        WITHHOLD TO VOTE FOR ANY NOMINEE(S),
        FOR ___   VOTE   ___PRINT NAME(S) BELOW

        -------------------------


        2. TO AMEND THE 1994 STOCK OPTION PLAN:

        To amend the 1994 Stock Option Plan (the "Plan") to increase the shares of Common Stock, $.01 par value (the "Common Stock") reserved for issuance under the Plan from 475,000 shares of Common Stock to 675,000 and to provide that no recipient of options may be granted options in excess of 35% of the maximum number of shares authorized to be issued under the Plan.

        ______  FOR   _____  AGAINST    _____  ABSTAIN

        3. RATIFICATION OF APPOINTMENT OF AUDITORS:


        To ratify the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the year ending July 31, 1998.


        ______  FOR   _____  AGAINST    _____  ABSTAIN


        4. DISCRETIONARY AUTHORITY:

        To vote with discretionary authority with respect to all other matters which may come before the Meeting.

        THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT DIRECTORS, APPROVE THE AMENDMENTS TO THE PLAN AND TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

        The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated November 7, 1997, and a copy of either the Company's Annual Report or Annual Report on Form 10-KSB for the year ended July 31, 1997.

Dated _______________________ 1997

_____________________________ (L.S.)